                              SUBLEASE AGREEMENT

                         The parties agree as follows:

           DATE OF THIS  January , 1999
              SUBLEASE:

        PARTIES TO THIS  Overtenant: Patrini N.V.
              SUBLEASE:  Address for notices: 70 East 55th Street, 24th Floor, New York, NY 10022

                         You, the Undertenant: IAT Multimedia, Inc.
                         Address for notices:  Geschaftshaus Wasserschloss, Aarestresse 17, CH-5300
                                               Vogelsang-Turgi, Switzerland
                         If there are more than one Overtenant or Undertenant, the words "Overtenant" and "Undertenant" used in this Sublease includes them.

       INFORMATION FROM  Landlord:             Amtad Property, Inc.
            OVER-LEASE:  Address for notices:  801 South Figueroa Street, Suite 101
                                               Los Angeles, CA 90017
                         Overtenant:
                         Address for notices:

                         Date of Over-Lease: January 29, 1999

                         Term:                from: January 29, 1999 to January 29, 2002
                         A copy of the Over-Lease is attached as an important part of the Sublease.

                  TERM:  1. 3 years: 0 months: Beginning: January , 1999
                            ending: January , 2002

       PREMISES RENTED:  2. 70 East 55th Street
                            24th Floor
                            New York, New York 10022

       USE OF PREMISES:  3. The premises may be used for
                            Corporate Offices only.

                  RENT:  4. The yearly rent is $100,000.00***. You, the Undertenant, will pay this yearly rent to the Overtenant in twelve equal monthly payments of $8,333.33***. Payments shall be paid in advance on the first day of each month during the Term.

              SECURITY:  5. The security for the Undertenant's performance is $0. Overtenant states that Overtenant has received
                            it. Overtenant shall hold the security in accordance with Paragraph     of the Over-Lease.

 AGREEMENT TO LEASE AND  6. Overtenant sublets the premises to you, the Undertenant, for the Term. Overtenant states that it has
              PAY RENT:     the authority to do so. You, the Undertenant, agree to pay the Rent and other charges as required in the Sublease. You, the Undertenant, agree to do everything required of you in the Sublease.

               NOTICES:  7. All notices in the Sublease shall be sent by certified mail, "return receipt requested."

            SUBJECT TO:  8. The Sublease is subject to the Over-Lease. It is also subject to any agreement to which the
                            Over-Lease is subject. You, the Undertenant, state that you have read and initialed the Over-Lease and will not violate it in any way.

  UNDERTENANT'S DUTIES:  9. The Over-Lease describes the Landlord's duties. The Overtenant is not obligated to perform the
                            Landlord's duties. If the Landlord fails to perform, you, the Undertenant, must send the Overtenant a notice. Upon receipt of the notice, the Overtenant shall then promptly notify the Landlord and demand that the Over-Lease agreements be carried out. The Overtenant shall continue the demands until the Landlord performs.

               CONSENT: 10. If the Landlord's consent to the Sublease is required, this consent must be received within    days
                            from the date of this Sublease. If the Landlord's consent is not received within this time, the
                            Sublease will be void. In such event all parties are automatically released and all payments shall be refunded to you, the Undertenant.

           ADOPTING THE 11. The provisions of the Over-Lease are part of this Sublease. All the provisions of the Over-Lease
         OVER-LEASE AND     applying to the Overtenant are binding on you, the Undertenant, except these:
            EXCEPTIONS:       a) These numbered paragraphs of the Over-Lease shall not apply:

                              b) These numbered paragraphs of the Over-Lease are changed as follows:

----------



                              *** The rent shall include use of the premises,
                                  as well as all related secretarial and
                                  administrative services.

          NO AUTHORITY: 12. You, the Undertenant, have no authority to contact or make any agreement with the Landlord about the premises or the Over-Lease. You, the Undertenant, may not pay rent or other charges to the Landlord, but only to the Overtenant.

            SUCCESSORS: 13. Unless otherwise stated, the Sublease is binding on all parties who lawfully succeed to the rights or take the place of the Overtenant or you, the Undertenant. Examples are an assign, heir, or a legal representative such as an executor of your will or administrator of your estate.

               CHANGES: 14. This sublease can be changed only by an agreement in writing signed by the parties to the Sublease.

                                                              OVERTENANT:

                                                              /s/ Jacob Agam
                                                              -------------------------------------------------


                                                              -------------------------------------------------
                                                              You, the UNDERTENANT:


                                                              /s/ Klaus Grissemann
                  Witness:                                    -------------------------------------------------



                  ----------------------------------------    -------------------------------------------------


STATE OF      COUNTY OF       ss.:
    On       19   before me personally appeared

to me known and known to me to be the individual(s) described in and who executed the foregoing Sublease, and duly acknowledged that he executed the same.


                              -------------------------------------------------